Exhibit 99

FOR IMMEDIATE RELEASE

Investor / Media Contact

Maria Duey

Vice President – Investor Relations and Communications

313.792.5500

maria_duey@mascohq.com

MASCO CORPORATION REPORTS THIRD

QUARTER 2011 RESULTS

2011 Third Quarter Commentary

•	Sales increased three percent to $2.0 billion compared to the third quarter of 2010.

•	Results for key financial measures, as adjusted for certain items (see Exhibit A) and with a normalized tax rate of 36 percent, compared to the third quarter of 2010 were as follows:

•	Gross profit margins were 25.1 percent compared to 26.9 percent.

•	Operating profit margins were 6.1 percent compared to 7.2 percent.

•	Income was $.08 per common share compared to $.11 per common share.

•	Income (loss), as reported, was $.10 per common share compared to $(.02) per common share for the third quarter of 2010.

•	Working capital as a percent of sales improved to 14.8 percent at September 30, 2011, compared to 16.2 percent at September 30, 2010.

•	We retired approximately $60 million in zero coupon notes.

•	We ended the third quarter of 2011 with over $1.6 billion of cash.

Taylor, Mich., (October 24, 2011) – Masco Corporation (NYSE: MAS) today reported that net sales for the third quarter ended September 30, 2011 increased three percent to $2.0 billion compared to the third quarter of 2010. North American sales were flat and International sales increased 12 percent. In local currencies, International sales increased four percent compared with the third quarter of 2010.

Income was $.08 per common share and $.11 per common share for the third quarters of 2011 and 2010, respectively, excluding the items in Exhibit A and with a normalized tax rate of 36 percent. As reported, income (loss) was $.10 per common share and $(.02) per common share for the third quarters ended September 30, 2011 and 2010, respectively.

Income for the three months ended September 30, 2011 included $19 million of pre-tax gains ($.03 per common share, after tax) related to distributions from private equity funds. Income for the three months ended September 30, 2010 included $3 million of pre-tax losses ($.01 per common share, after tax) related to the sale of financial investments.

1

Income also included the impact of mark-to-market changes on certain metal commodity hedges aggregating $10 million of pre-tax losses ($.02 per common share, after tax) and $4 million of pre-tax gains ($.01 per common share, after tax), for the three month periods ended September 30, 2011 and 2010, respectively.

“Our sales increased three percent compared to third quarter 2010, reflecting strong sales of plumbing-related products driven by share gains of our Hansgrohe and Delta brands, share gains in our Installation segment and foreign currency translation. The third quarter of 2011 was negatively impacted by continued depressed conditions in new home construction and by the deferral of “big ticket” repair and remodel activity,” said Masco’s President and CEO Tim Wadhams. “We have continued to take aggressive steps to address these challenging market dynamics and further reduce our cost structure. In October, we closed multiple facilities and reduced headcount in those businesses most affected by these economic conditions. In addition, we identified four businesses within the Installation and other Services segment for divestiture. These businesses were focused on noncore diversified products which include framing, commercial drywall installation, and millwork.”

We continue to focus on the rationalization of our businesses, including business consolidations, plant closures, headcount reductions, system implementations and other initiatives. During the third quarters of 2011 and 2010, we incurred costs and charges of $13 million pre-tax ($.02 per common share, after tax) and $39 million pre-tax ($.07 per common share, after tax), respectively, related to these initiatives.

Outlook 2011

“The foreclosure process, credit availability, declining home values, and consumer confidence continue to dampen the U.S. economy and hinder any housing recovery. We continue to believe that housing start levels in 2011 will be flat with 2010. Longer-term, however, we are confident about the fundamentals for the new home construction and home improvement markets and we are optimistic about the future,” said Tim Wadhams. “We continue to focus on the things we can control, including managing our cost structure and business portfolio, and launching exciting new programs in paint, plumbing, cabinets and builder hardware. In addition, we are funding global initiatives in our paint and plumbing businesses. We expect that improvements in our markets and in consumer spending, together with the changes we are driving across Masco and our financial strength, will create significant value for our shareholders in the future.”

Headquartered in Taylor, Michigan, Masco Corporation is one of the world’s leading manufacturers of home improvement and building products, as well as a leading provider of services that include the installation of insulation and other building products.

The 2011 third quarter supplemental material, including a presentation in PDF format, will be distributed after the market closes on October 24, 2011 and will be available on the Company’s Web site at www.masco.com.

2

A conference call regarding items contained in this release is scheduled for Tuesday, October 25, 2011 at 8:00 a.m. ET. Participants in the call are asked to register five to ten minutes prior to the scheduled start time by dialing (719) 457-1529 (confirmation #7673584). The conference call will be webcast simultaneously on the Company’s Web site at www.masco.com and supplemental material, including the financial data referred to on the call and a reconciliation of non-GAAP information provided on the call, will also be available on the Web site.

A replay of the call will be available on Masco’s Web site or by phone by dialing (719) 457-0820 (replay access code #7673584) approximately two hours after the end of the call and will continue through November 1, 2011.

Masco Corporation’s press releases and other information are available through the Company’s toll free number, 1-888-MAS-NEWS, or under the Investor Relations section of Masco’s Web site at www.masco.com.

# # #

Statements contained in this press release that reflect our views about our future performance constitute “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “believe,” “anticipate,” “appear,” “may,” “will,” “intend,” “plan,” “estimate,” “expect,” “assume,” “seek,” and similar references to future periods. These views involve risks and uncertainties that are difficult to predict and, accordingly, our actual results may differ materially from the results discussed in our forward-looking statements. We caution you against relying on any of these forward-looking statements. Our future performance may be affected by our reliance on new home construction and home improvement, our reliance on key customers, the cost and availability of raw materials, shifts in consumer preferences and purchasing practices, and our ability to achieve cost savings through the Masco Business System and other initiatives. These and other factors are discussed in detail in Item 1A, “Risk Factors” in our most recent Annual Report on Form 10-K, as well as in our Quarterly Reports on Form 10-Q and in other filings we make with the Securities and Exchange Commission. Our forward-looking statements in this press release speak only as of the date of this press release. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. Unless required by law, we undertake no obligation to update publicly any forward-looking statements as a result of new information, future events or otherwise.

The Company believes that the non-GAAP performance measures and ratios that are contained herein, used in managing the business, may provide users of this financial information with additional meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures and ratios should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States. Additional information about the Company is contained in the Company’s filings with the Securities and Exchange Commission and is available on Masco’s Web site at www.masco.com.

3

MASCO CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS—UNAUDITED

For the Three Months and Nine Months Ended September 30, 2011 and 2010

(In Millions, Except Per Common Share Data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
Net sales	$2,006	$1,957	$5,800	$5,857
Cost of Sales	1,511	1,463	4,348	4,325

Gross profit	495	494	1,452	1,532

Selling, general and administrative expenses	393	392	1,238	1,233

Operating profit	102	102	214	299

Other income (expense), net	(41)	(64)	(116)	(223)

Income before income taxes	61	38	98	76

Income tax expense	12	31	63	53

Net income (loss)	49	7	35	23

Less: Net income attributable to non-controlling interest	13	12	37	32

Net income (loss) attributable to Masco Corporation	$36	$(5)	$(2)	$(9)

Income (loss) per common share attributable to Masco Corporation (diluted):
Net income (loss) attributable to Masco Corporation	$0.10	$(0.02)	$(0.01)	$(0.03)

Average diluted common shares outstanding	348	349	348	349

Amounts attributable to Masco Corporation:
Net income (loss) attributable to Masco Corporation	$36	$(5)	$(2)	$(9)

Masco Corporation

Key Financial Data As Reported—Unaudited

Q3—2011 and 2010

(In Millions, Except Earnings Per Share)

Sales & Earnings	9/30/2011	9/30/2010	Change
Net Sales	$2,006	$1,957	3%
Operating Profit	$102	$102	N/A
Operating Profit % of Net Sales	5.1%	5.2%	(10	)bps
Other Income (Expense), Net	$(41)	$(64)	$23
Income Tax Expense	$12	$31	N/A
Income (Loss) Attributable to Masco Corporation	$36	$(5)	N/A
Diluted EPS	$0.10	$(0.02)	N/A

Operating Expenses	9/30/2011	9/30/2010	Change
Cost of Sales	$1,511	$1,463	3%
Gross Margin	24.7%	25.2%	(50	)bps
SG&A Expenses (Including GCE)	$393	$392	0%
SG&A as a % of net sales	19.6%	20.0%	40	bps
General Corporate Expense (GCE)	$27	$27	0%
General Corp Expense as a % of net sales	1.3%	1.4%	10	bps

Business Segments	9/30/2011	9/30/2010	Change
Cabinets and Related Products:
Net Sales	$307	$357	-14%
Operating Loss	$(34)	$(61)	N/A
Operating Loss % of Net Sales	-11.1%	-17.1%	600	bps
Plumbing Products:
Net Sales	$768	$686	12%
Operating Profit	$91	$97	N/A
Operating Profit % of Net Sales	11.8%	14.1%	(230	)bps
Installation and Other Services:
Net Sales	$315	$292	8%
Operating Loss	$(27)	$(22)	N/A
Operating Loss % of Net Sales	-8.6%	-7.5%	(110	)bps
Decorative Architectural Products:
Net Sales	$455	$463	-2%
Operating Profit	$88	$104	N/A
Operating Profit % of Net Sales	19.3%	22.5%	(320	)bps
Other Specialty Products:
Net Sales	$161	$159	1%
Operating Profit	$12	$11	N/A
Operating Profit % of Net Sales	7.5%	6.9%	60	bps

Total Segment Reported:
Net Sales	$2,006	$1,957	3%
Operating Profit	$130	$129	N/A
Operating Profit % of Net Sales	6.5%	6.6%	(10	)bps

Masco Corporation

Key Financial Data As Reported—Unaudited

Q3—2011 and 2010

(In Millions, Except Earnings Per Share)

Business Regions	9/30/2011	9/30/2010	Change
North America
Net Sales	$1,524	$1,528	0%
Operating Profit	$80	$79	N/A
Operating Profit % of Net Sales	5.2%	5.2%	—	bps
International, principally Europe
Net Sales	$482	$429	12%
Operating Profit	$50	$50	N/A
Operating Profit % of Net Sales	10.4%	11.7%	(130	)bps

Masco Corporation

Key Financial Data As Reported—Unaudited

Year-to-date September 30, 2011 and 2010

(In Millions, Except Earnings Per Share)

Sales & Earnings	9/30/2011	9/30/2010	Change
Net Sales	$5,800	$5,857	-1%
Operating Profit	$214	$299	N/A
Operating Profit % of Net Sales	3.7%	5.1%	(140	)bps
Other Income (Expense), Net	$(116)	$(223)	$107
Income Tax Expense	$63	$53	N/A
(Loss) Attributable to Masco Corporation	$(2)	$(9)	N/A
Diluted EPS	$(0.01)	$(0.03)	N/A

Operating Expenses	9/30/2011	9/30/2010	Change
Cost of Sales	$4,348	$4,325	1%
Gross Margin	25.0%	26.2%	(120	)bps
SG&A Expenses (Including GCE)	$1,238	$1,233	0%
SG&A as a % of net sales	21.3%	21.1%	(20	)bps
General Corporate Expense (GCE)	$95	$84	13%
General Corp Expense as a % of net sales	1.6%	1.4%	(20	)bps

Business Segments	9/30/2011	9/30/2010	Change
Cabinets and Related Products:
Net Sales	$944	$1,160	-19%
Operating Loss	$(111)	$(113)	N/A
Operating Loss % of Net Sales	-11.8%	-9.7%	(210	)bps
Plumbing Products:
Net Sales	$2,239	$2,031	10%
Operating Profit	$270	$267	N/A
Operating Profit % of Net Sales	12.1%	13.1%	(100	)bps
Installation and Other Services:
Net Sales	$863	$874	-1%
Operating Loss	$(93)	$(87)	N/A
Operating Loss % of Net Sales	-10.8%	-10.0%	(80	)bps
Decorative Architectural Products:
Net Sales	$1,322	$1,357	-3%
Operating Profit	$247	$300	N/A
Operating Profit % of Net Sales	18.7%	22.1%	(340	)bps
Other Specialty Products:
Net Sales	$432	$435	-1%
Operating (Loss) Profit	$2	$16	N/A
Operating Profit % of Net Sales	0.5%	3.7%	(320	)bps

Total Segment Reported:
Net Sales	$5,800	$5,857	-1%
Operating Profit	$315	$383	N/A
Operating Profit % of Net Sales	5.4%	6.5%	(110	)bps

Masco Corporation

Key Financial Data As Reported—Unaudited

Year-to-date September 30, 2011 and 2010

(In Millions, Except Earnings Per Share)

Business Regions	9/30/2011	9/30/2010	Change
North America
Net Sales	$4,420	$4,617	-4%
Operating Profit	$178	$257	N/A
Operating Profit % of Net Sales	4.0%	5.6%	(160	)bps
International, principally Europe
Net Sales	$1,380	$1,240	11%
Operating Profit	$137	$126	N/A
Operating Profit % of Net Sales	9.9%	10.2%	(30	)bps

Working Capital	9/30/2011	9/30/2010
Receivable Days	48	49	(1)
Inventory Days	56	53	3
Payable Days	62	51	11
Working Capital (Receivables+Inventory-Payables)	$1,117	$1,258	-11%
Working Capital as a % of Sales (As Reported TTM1)	14.8%	16.2%	(140	)bps

Other	9/30/2011	9/30/2010
Dividend Payments	$80	$81
Cash Paid for Share Repurchases[2]	$30	$45
Common Shares Repurchased[2]	2	3
CAPEX	$106	$88
Depreciation and Amortization	$188	$209
Average diluted common shares outstanding	348	349

Balance Sheet Information
Long-Term Debt	$3,224	$4,036
Notes Payable	$806	$66
Total Debt	$4,030	$4,102
Shareholders’ Equity	$1,487	$2,700
Debt to Capital	73%	60%
Cash	$1,610	$1,537

1 - Trailing Twelve Months

2 - Common shares were repurchased to offset the effect of stock award grants in the first quarters of 2011 and 2010.

MASCO CORPORATION

Reconciliations—Exhibit A—UNAUDITED

For the Three Months Ended September 30, 2011 and 2010

(In Millions, Except Per Common Share Data)

Gross Profit and Operating Profit Reconciliations

	Three Months Ended September 30,
	2011	2010
Sales	$2,006	$1,957

Gross profit, as reported	$495	$494
Rationalization charges	8	32

Gross profit, as adjusted	$503	$526

Gross margin, as reported	24.7%	25.2%
Gross margin, as adjusted	25.1%	26.9%

Operating profit, as reported	$102	$102
Rationalization charges	13	39
Impairment of intangible assets	7	—
Litigation charge	1	—

Operating profit, as adjusted	$123	$141

Operating margin, as reported	5.1%	5.2%
Operating margin, as adjusted	6.1%	7.2%

Earnings Per Common Share Reconciliation
	Three Months Ended September 30,
	2011	2010
Income before income taxes—as reported	$61	$38
Rationalization charges	13	39
Impairment of intangible assets	7	—
Litigation charge	1	—
(Gains) losses from financial investments	(19)	3
Impairment of financial investments	—	—

Income before income taxes—as adjusted	$63	$80
Tax at 36% rate	(23)	(29)
Less: Net income attributable to non-controlling interest	(13)	(12)

Net income—as adjusted	$27	$39

Earnings per common share—as adjusted	$0.08	$0.11

Shares outstanding	348	349

The Company believes that certain non-GAAP performance measures and ratios used in managing the business may provide additional meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures and ratios should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States.

Masco Corporation—3rd Quarter 2011

Page

1	Condensed Consolidated Statements of Operations—2011 & 2010 by Quarter—Unaudited

2	Notes to Condensed Consolidated Statements of Operations—2011 & 2010 by Quarter—Unaudited

3	2011 Quarterly Segment Data Excluding Costs and Charges for Business Rationalizations and
Other Initiatives—Unaudited

4	2011 Quarterly Segment Data Including Costs and Charges for Business Rationalizations and
Other Initiatives—Unaudited

5	2011 Costs and Charges for Business Rationalizations and Other Initiatives—Unaudited

6	2010 Quarterly Segment Data Excluding Costs and Charges for Business Rationalizations and
Other Initiatives and Impairment Charges for Goodwill and Other Intangible Assets—Unaudited

7	2010 Quarterly Segment Data Including Costs and Charges for Business Rationalizations and
Other Initiatives and Impairment Charges for Goodwill and Other Intangible Assets—Unaudited

8	2010 Costs and Charges for Business Rationalizations and Other Initiatives and Impairment Charges
for Goodwill and Other Intangible Assets—Unaudited

9	Other Income (Expense), Net—2011 & 2010 by Quarter—Unaudited

10	Condensed Consolidated Balance Sheets—Unaudited

GAAP Reconciliations:

11	Sales Growth Excluding the Effect of Acquisitions and Currency Translation—Unaudited

12	Operating Profit and Margins—Unaudited

Index

MASCO CORPORATION

Condensed Consolidated Statements of Operations

2011 & 2010—by Quarter—Unaudited

(dollars in millions, except per share data)

		2011					2010
		Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
	Net Sales			$2,006	$2,022	$1,772	$7,592	$1,735	$1,957	$2,048	$1,852
	Cost of Sales			1,511	1,490	1,347	5,752	1,427	1,463	1,502	1,360

	Gross Profit			495	532	425	1,840	308	494	546	492
	(Gross Margin as a % of Sales)			24.7%	26.3%	24.0%	24.2%	17.8%	25.2%	26.7%	26.6%
	SG&A Expense (before lines 1, 2, 3)			358	400	372	1,508	359	365	400	384
	(S,G&A Expense as a % of Sales)			17.8%	19.8%	21.0%	19.9%	20.7%	18.7%	19.5%	20.7%
	Operating Profit (before lines 1, 2, 3)			137	132	53	332	(51)	129	146	108
	(Operating Margin as a % of Sales)			6.8%	6.5%	3.0%	4.4%	-2.9%	6.6%	7.1%	5.8%
1	General Corporate Expense (GCE), Net			27	36	32	110	26	27	27	30
	S,G&A Expense as a % of Sales (including lines 1, 2, 3)			19.6%	21.8%	22.8%	30.8%	63.7%	20.0%	20.8%	22.4%
2	Charge for Litigation Settlement			1	5	—	—	—	—	—	—
3	Impairment Charges for Goodwill and Other Intangible Assets			7	—	—	721	721	—	—	—

	Operating Profit (Loss) per F/S			$102	$91	$21	$(499)	$(798)	$102	$119	$78

	Income (Loss) Per Common Share Attributable to Masco Corporation (Diluted):

	Net Income (Loss)			$0.10	$0.02	$(0.13)	$(3.00)	$(2.96)	$(0.02)	$0.01	$(0.02)

Please see page 2 for Notes.

MASCO CORPORATION

Notes To Condensed Consolidated Statements of Operations

2011 & 2010—by Quarter—Unaudited

Notes:

-	Data exclude discontinued operations.

-	Operating results for the first, second and third quarters of 2011 include costs and charges related to business rationalizations and other initiatives of $32 million pre-tax ($.06 per common share, after tax), $15 million pre-tax ($.03 per common share, after tax) and $13 million pre-tax ($.02 per common share, after tax), respectively.

-	Operating results for the second and third quarters of 2011 include mark-to-market losses on certain metal commodity hedges of $1 million pre-tax and $10 million pre-tax ($.02 per common share, after tax), respectively.

-	Operating results for the third quarter of 2011 include an impairment charge for intangible assets of $7 million pre-tax ($.01 per common share, after tax).

-	Operating results for the second and third quarters of 2011 include litigation settlement expenses of $5 million pre-tax ($.01 per common share, after tax) and $1 million pre-tax, respectively.

-	Net income (loss) for the first, second and third quarters of 2011 include income from financial investments of $17 million pre-tax ($.03 per common share, after tax), $33 million, pre-tax ($.06 per common share, after tax) and $19 million pre-tax ($.03 per common share, after tax), respectively.

-	Operating results for the fourth quarter of 2010 include non-cash impairment charges for goodwill and other intangible assets of $721 million pre-tax ($1.70 per common share, after tax).

-	Operating results for the first, second, third and fourth quarters of 2010 include costs and charges related to business rationalizations and other initiatives of $14 million pre-tax ($.03 per common share, after tax), $51 million pre-tax ($.09 per common share, after tax), $39 million pre-tax ($.07 per common share, after tax), and $104 million pre-tax ($.19 per common share, after tax), respectively.

-	Operating results for the first, second, third and fourth quarters of 2010 include mark-to-market gains(losses) on certain metal commodity hedges of $1 million pre-tax, ($2) million pre-tax, $4 million pre-tax ($.01 per common share, after tax), and $4 million pre-tax ($.01 per common share, after tax), respectively.

-	Net income (loss) for the second and fourth quarters of 2010 include non-cash impairment charges for financial investments of $33 million pre-tax ($.06 per common share, after tax) and $1 million pre-tax respectively.

-	Net income (loss) for the second, third and fourth quarters of 2010 include income (loss) from financial investments of $1 million pre-tax, ($3) million pre-tax ($.01 per common, after tax) and $11 million pre-tax ($.02 per common share, after tax), respectively.

MASCO CORPORATION

Quarterly Segment Data—2011

Excluding Costs and Charges for Business Rationalizations and Other Initiatives

and Impairment Charges for Other Intangible Assets—Unaudited

(dollars in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Net Sales:
- Cabinets and Related Products			$307	$330	$307
- Plumbing Products			768	761	710
- Installation and Other Services			315	294	254
- Decorative Architectural Products			455	492	375
- Other Specialty Products			161	145	126

- Total			$2,006	$2,022	$1,772

- North America			$1,524	$1,563	$1,333
- International, principally Europe			482	459	439

- Total, as above			$2,006	$2,022	$1,772

Operating (Loss) Profit:
- Cabinets and Related Products			$(27)	$(21)	$(29)
- Plumbing Products			92	100	90
- Installation and Other Services			(18)	(24)	(38)
- Decorative Architectural Products			88	90	70
- Other Specialty Products			14	—	(10)

- Total			$149	$145	$83

- North America			$98	$100	$41
- International, principally Europe			51	45	42

- Total, as above			$149	$145	$83

General Corporate Expense (GCE), Net			26	34	30
Charge for Litigation Settlement			1	5	—

Operating Profit (after GCE and Adjustments)			122	106	53
Other Income (Expense), Net			(41)	(33)	(42)

Income before Income Taxes			$81	$73	$11

Margins:
- Cabinets and Related Products			-8.8%	-6.4%	-9.4%
- Plumbing Products			12.0%	13.1%	12.7%
- Installation and Other Services			-5.7%	-8.2%	-15.0%
- Decorative Architectural Products			19.3%	18.3%	18.7%
- Other Specialty Products			8.7%	0.0%	-7.9%
- Total			7.4%	7.2%	4.7%

- North America			6.4%	6.4%	3.1%
- International, principally Europe			10.6%	9.8%	9.6%
- Total, as above			7.4%	7.2%	4.7%

   Notes:

-  Data exclude discontinued operations.

-  Operating (loss) profit and margins by segment and geographic area are before general corporate expense.

-  See 2011 Costs and Charges for Business Rationalizations and Other Initiatives—page 5.

MASCO CORPORATION

Quarterly Segment Data—2011

Including Costs and Charges for Business Rationalizations and Other Initiatives

and Impairment Charges for Other Intangible Assets—Unaudited

(dollars in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Net Sales:
- Cabinets and Related Products			$307	$330	$307
- Plumbing Products			768	761	710
- Installation and Other Services			315	294	254
- Decorative Architectural Products			455	492	375
- Other Specialty Products			161	145	126

- Total			$2,006	$2,022	$1,772

- North America			$1,524	$1,563	$1,333
- International, principally Europe			482	459	439

- Total, as above			$2,006	$2,022	$1,772

Operating (Loss) Profit:
- Cabinets and Related Products			$(34)	$(27)	$(50)
- Plumbing Products			91	95	84
- Installation and Other Services			(27)	(26)	(40)
- Decorative Architectural Products			88	90	69
- Other Specialty Products			12	—	(10)

- Total			$130	$132	$53

- North America			$80	$87	$11
- International, principally Europe			50	45	42

- Total, as above			$130	$132	$53

General Corporate Expense (GCE), Net			27	36	32
Charge for Litigation Settlement			1	5	—

Operating Profit (after GCE and Adjustments)			102	91	21
Other Income (Expense), Net			(41)	(33)	(42)

Income (Loss) before Income Taxes			$61	$58	$(21)

Margins:
- Cabinets and Related Products			-11.1%	-8.2%	-16.3%
- Plumbing Products			11.8%	12.5%	11.8%
- Installation and Other Services			-8.6%	-8.8%	-15.7%
- Decorative Architectural Products			19.3%	18.3%	18.4%
- Other Specialty Products			7.5%	0.0%	-7.9%
- Total			6.5%	6.5%	3.0%

- North America			5.2%	5.6%	0.8%
- International, principally Europe			10.4%	9.8%	9.6%
- Total, as above			6.5%	6.5%	3.0%

   Notes:

-  Data exclude discontinued operations.

-  Operating (loss) profit and margins by segment and geographic area are before general corporate expense.

-  See 2011 Costs and Charges for Business Rationalizations and Other Initiatives—page 5.

MASCO CORPORATION

Quarterly Segment Data—2011

Costs and Charges for Business Rationalizations and Other Initiatives

and Impairment Charges for Other Intangible Assets—Unaudited

(in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Business Rationalizations & Other Initiatives
- Cabinets and Related Products			$7	$6	$21
- Plumbing Products			1	5	6
- Installation and Other Services			2	2	2
- Decorative Architectural Products			—	—	1
- Other Specialty Products			2	—	—

- Total			$12	$13	$30

- North America			$11	$13	$30
- International, principally Europe			1	—	—

- Total, as above			$12	$13	$30
General Corporate Expense (GCE), Net			1	2	2

- Total			$13	$15	$32

Other Intangible Assets Impairment
- Cabinets and Related Products			$—	$—	$—
- Plumbing Products			—	—	—
- Installation and Other Services			7	—	—
- Decorative Architectural Products			—	—	—
- Other Specialty Products			—	—	—

- Total			$7	$—	$—

- North America			$7	$—	$—
- International, principally Europe			—	—	—

- Total, as above			$7	$—	$—

Notes:

-	Data exclude discontinued operations.
-	Business rationalizations and other initiatives include costs and charges for business consolidations, plant closures, headcount reductions, system implementations and other initiatives.

MASCO CORPORATION

Quarterly Segment Data—2010

Excluding Costs and Charges for Business Rationalizations and Other Initiatives

and Impairment Charges for Goodwill and Other Intangible Assets—Unaudited

(dollars in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Net Sales:
- Cabinets and Related Products	$1,464	$304	$357	$400	$403
- Plumbing Products	2,692	661	686	682	663
- Installation and Other Services	1,147	273	292	309	273
- Decorative Architectural Products	1,693	336	463	505	389
- Other Specialty Products	596	161	159	152	124

- Total	$7,592	$1,735	$1,957	$2,048	$1,852

- North America	$5,929	$1,312	$1,528	$1,659	$1,430
- International, principally Europe	1,663	423	429	389	422

- Total, as above	$7,592	$1,735	$1,957	$2,048	$1,852

Operating (Loss) Profit:
- Cabinets and Related Products	$(71)	$(46)	$(27)	$6	$(4)
- Plumbing Products	347	70	100	92	85
- Installation and Other Services	(106)	(25)	(20)	(21)	(40)
- Decorative Architectural Products	350	50	104	109	87
- Other Specialty Products	19	3	11	11	(6)

- Total	$539	$52	$168	$197	$122

- North America	$373	$21	$116	$160	$76
- International, principally Europe	166	31	52	37	46

- Total, as above	$539	$52	$168	$197	$122

General Corporate Expense (GCE), Net	109	25	27	27	30

Operating Profit (after GCE and Adjustments)	430	27	141	170	92
Other Income (Expense), Net	(278)	(55)	(64)	(103)	(56)

(Loss) Income before Income Taxes	$152	$(28)	$77	$67	$36

Margins:
- Cabinets and Related Products	-4.8%	-15.1%	-7.6%	1.5%	-1.0%
- Plumbing Products	12.9%	10.6%	14.6%	13.5%	12.8%
- Installation and Other Services	-9.2%	-9.2%	-6.8%	-6.8%	-14.7%
- Decorative Architectural Products	20.7%	14.9%	22.5%	21.6%	22.4%
- Other Specialty Products	3.2%	1.9%	6.9%	7.2%	-4.8%
- Total	7.1%	3.0%	8.6%	9.6%	6.6%

- North America	6.3%	1.6%	7.6%	9.6%	5.3%
- International, principally Europe	10.0%	7.3%	12.1%	9.5%	10.9%
- Total, as above	7.1%	3.0%	8.6%	9.6%	6.6%

   Notes:

-  Data exclude discontinued operations.

-  Operating (loss) profit and margins by segment and geographic area are before general corporate expense.

-  See 2010 Costs and Charges for Business Rationalizations and Other Initiatives—page 8.

MASCO CORPORATION

Quarterly Segment Data—2010

Including Costs and Charges for Business Rationalizations and Other Initiatives

and Impairment Charges for Goodwill and Other Intangible Assets—Unaudited

(dollars in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Net Sales:
- Cabinets and Related Products	$1,464	$304	$357	$400	$403
- Plumbing Products	2,692	661	686	682	663
- Installation and Other Services	1,147	273	292	309	273
- Decorative Architectural Products	1,693	336	463	505	389
- Other Specialty Products	596	161	159	152	124

- Total	$7,592	$1,735	$1,957	$2,048	$1,852

- North America	$5,929	$1,312	$1,528	$1,659	$1,430
- International, principally Europe	1,663	423	429	389	422

- Total, as above	$7,592	$1,735	$1,957	$2,048	$1,852

Operating (Loss) Profit:
- Cabinets and Related Products	$(250)	$(137)	$(61)	$(37)	$(15)
- Plumbing Products	331	64	97	86	84
- Installation and Other Services	(834)	(747)	(22)	(23)	(42)
- Decorative Architectural Products	345	45	104	109	87
- Other Specialty Products	19	3	11	11	(6)

- Total	$(389)	$(772)	$129	$146	$108

- North America	$(543)	$(800)	$79	$114	$64
- International, principally Europe	154	28	50	32	44

- Total, as above	$(389)	$(772)	$129	$146	$108

General Corporate Expense (GCE), Net	110	26	27	27	30

Operating Profit (after GCE and Adjustments)	(499)	(798)	102	119	78
Other Income (Expense), Net	(278)	(55)	(64)	(103)	(56)

(Loss) Income before Income Taxes	$(777)	$(853)	$38	$16	$22

Margins:
- Cabinets and Related Products	-17.1%	-45.1%	-17.1%	-9.3%	-3.7%
- Plumbing Products	12.3%	9.7%	14.1%	12.6%	12.7%
- Installation and Other Services	-72.7%	-273.6%	-7.5%	-7.4%	-15.4%
- Decorative Architectural Products	20.4%	13.4%	22.5%	21.6%	22.4%
- Other Specialty Products	3.2%	1.9%	6.9%	7.2%	-4.8%
- Total	-5.1%	-44.5%	6.6%	7.1%	5.8%

- North America	-9.2%	-61.0%	5.2%	6.9%	4.5%
- International, principally Europe	9.3%	6.6%	11.7%	8.2%	10.4%
- Total, as above	-5.1%	-44.5%	6.6%	7.1%	5.8%

   Notes:

-  Data exclude discontinued operations.

-  Operating (loss) profit and margins by segment and geographic area are before general corporate expense.

-  See 2010 Costs and Charges for Business Rationalizations and Other Initiatives—page 8.

MASCO CORPORATION

Quarterly Segment Data—2010

Costs and Charges for Business Rationalizations and Other Initiatives

and Impairment Charges for Goodwill and Other Intangible Assets—Unaudited

(in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Business Rationalizations & Other Initiatives
- Cabinets and Related Products	$179	$91	$34	$43	$11
- Plumbing Products	15	5	3	6	1
- Installation and Other Services	8	2	2	2	2
- Decorative Architectural Products	5	5	—	—	—
- Other Specialty Products	—	—	—	—	—

- Total	$207	$103	$39	$51	$14

- North America	$195	$100	$37	$46	$12
- International, principally Europe	12	3	2	5	2

- Total, as above	$207	$103	$39	$51	$14
General Corporate Expense (GCE), Net	1	1	—	—	—

- Total	$208	$104	$39	$51	$14

Goodwill and Other Intangible Assets Impairment
- Cabinets and Related Products	$—	$—	$—	$—	$—
- Plumbing Products	1	1	—	—	—
- Installation and Other Services	720	720	—	—	—
- Decorative Architectural Products	—	—	—	—	—
- Other Specialty Products	—	—	—	—	—

- Total	$721	$721	$—	$—	$—

- North America	$721	$721	$—	$—	$—
- International, principally Europe	—	—	—	—	—

- Total, as above	$721	$721	$—	$—	$—

Notes:

-	Data exclude discontinued operations.
-	Business rationalizations and other initiatives include costs and charges for business consolidations, plant closures, headcount reductions, system implementations and other initiatives.

MASCO CORPORATION

Other Income (Expense), Net

2011 & 2010—by Quarter—Unaudited

(in millions)

	2011					2010
	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Interest Expense			$(63)	$(64)	$(63)	$(251)	$(63)	$(63)	$(67)	$(58)
Income from Cash and Cash Investments			2	1	2	6	2	2	1	1
Other Interest Income			1	—	—	1	—	—	—	1
Realized Gains (Losses) from Financial Investments, Net			19	33	17	9	11	(3)	1	—
Impairment Charges for Financial Investments			—	—	—	(34)	(1)	—	(33)	—
Other, Net			—	(3)	2	(9)	(4)	—	(5)	—

Total Other Income (Expense), Net			$(41)	$(33)	$(42)	$(278)	$(55)	$(64)	$(103)	$(56)

Notes:

-	Data exclude discontinued operations.
-	Other, Net, in 2011 includes currency gains (losses) of $2 million, $(3) million, and $1 million for the first, second, and third quarters, respectively.
-	Other, Net, in 2010 includes currency (losses) gains of ($1) million, ($5) million, $4 million and $—for the first, second, third and fourth quarters, respectively.

MASCO CORPORATION

Condensed Consolidated Balance Sheets—Unaudited

(in millions)

	September 30, 2011	December 31, 2010
Assets
Current Assets:
Cash and Cash Investments	$1,610	$1,715
Receivables	1,133	888
Inventories	850	732
Prepaid Expenses and Other	118	129

Total Current Assets	3,711	3,464
Property and Equipment, Net	1,656	1,737
Goodwill	2,387	2,383
Other Intangible Assets, Net	256	269
Other Assets	202	287

Total Assets	$8,212	$8,140

Liabilities
Current Liabilities:
Notes Payable	$806	$66
Accounts Payable	866	602
Accrued Liabilities	813	819

Total Current Liabilities	2,485	1,487
Long-Term Debt	3,224	4,032
Deferred Income Taxes and Other	1,016	1,039

Total Liabilities	6,725	6,558
Shareholders’ Equity	1,487	1,582

Total Liabilities and Shareholders’ Equity	$8,212	$8,140

MASCO CORPORATION

GAAP Reconciliation of Sales Growth

Excluding the Effect of Acquisitions and Currency Translation—Unaudited

(dollars in millions)

	Three Months Ended September 30,
	2011	2010	% Δ
Net Sales, As Reported	$2,006	$1,957	3%
- Acquisitions	—	—
- Currency Translation	(40)	—

Net Sales, Excluding Acquisitions and Currency Translation	$1,966	$1,957	0%

North America Net Sales, As Reported	$1,524	$1,528	0%
- Acquisitions	—	—
- Currency Translation	(3)	—

North America Net Sales, Excluding Acquisitions and Currency Translation	$1,521	$1,528	0%

International Net Sales, As Reported	$482	$429	12%
- Acquisitions	—	—
- Currency Translation	(37)	—

International Net Sales, Excluding Acquisitions and Currency Translation	$445	$429	4%

	Nine Months Ended September 30,
	2011	2010	% Δ
As Reported	$5,800	$5,857	-1%
- Acquisitions	—	—
- Currency Translation	(94)	—

Net Sales, Excluding Acquisitions and Currency Translation	$5,706	$5,857	-3%

North America Net Sales, As Reported	$4,420	$4,617	-4%
- Acquisitions	—	—
- Currency Translation	(10)	—

North America Net Sales, Excluding Acquisitions and Currency Translation	$4,410	$4,617	-4%

International Net Sales, As Reported	$1,380	$1,240	11%
- Acquisitions	—	—
- Currency Translation	(84)	—

International Net Sales, Excluding Acquisitions and Currency Translation	$1,296	$1,240	5%

Notes:

-	Data exclude discontinued operations.
-	The Company presents information comparing results from one period to another excluding the results of businesses acquired in order to assess the performance of the underlying businesses and to assess to what extent acquisitions are impacting growth.
-	The Company also presents information comparing results of International operations from one period to another using constant exchange rates. Current period results for foreign entities are converted into U.S. dollars using the prior period’s exchange rates, rather than exchange rates for the current period. The Company presents this information to assess how the underlying businesses performed in local currencies before taking into account currency fluctuations.
-	The currency translation effect on North American net sales includes currency translation related to Canadian business units.

MASCO CORPORATION

GAAP Reconciliation of Operating Profit and Margins—Unaudited

(dollars in millions)

	Three Months Ended September 30,
	2011		2010
	$	Margin	$	Margin
Operating Profit, As Reported	$102	5.1%	$102	5.2%
Business Rationalizations and Other Initiatives	13		39
Impairment Charges for Intangible Assets	7		—
Charge for Litigation Settlement	1		—

Operating Profit, As Reconciled	$123	6.1%	$141	7.2%

	Nine Months Ended September 30,
	2011		2010
	$	Margin	$	Margin
Operating (Loss) Profit, As Reported	$214	3.7%	$299	5.1%
Business Rationalizations and Other Initiatives	60		104
Impairment Charges for Intangible Assets	7		—
Charge for Litigation Settlement, after tax	6		—

Operating Profit, As Reconciled	$287	4.9%	$403	6.9%

Notes:

-	Data exclude discontinued operations.
-	The Company believes that certain non-GAAP performance measures and ratios used in managing the business may provide additional meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures and ratios should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States.